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                                 EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation of our report dated February 22, 2000, on the financial statements of NESCO, Inc. as of December 31, 1999 and for each of the two years in the period then ended included in this Form 10-KSB Annual Report of NESCO, Inc. as of December 31, 1999, into NESCO, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-93112).

TULLIUS TAYLOR SARTAIN & SARTAIN LLP

March 21, 2000

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